SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A-2
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 21, 2001

(Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3290 West Bayshore Road, Palo Alto, California 94303

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

1

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events.

     Connetics Corporation is filing this report to revise Exhibit 99.1, which was originally filed with the Securities and Exchange Commission on March 19, 2002, as Exhibit 99.1 to Connetics’ Current Report on Form 8-K/A-1 dated December 21, 2001. Connetics has requested confidential treatment for certain portions of the exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1*	License and Development Agreement dated December 21, 2001

The symbol “[*]” is used to indicate that a portion of the exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

By:	/s/ Katrina J. Church

Katrina J. Church Executive Vice President, Legal Affairs and General Counsel

Date: July 12, 2002

EXHIBIT INDEX

Exhibit
Number	Description

99.1*	License and Development Agreement dated December 21, 2001

The symbol “[*]” is used to indicate that a portion of the exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.